                                                                    EXHIBIT 10.1

                             BUY AND SELL AGREEMENT

                             Date: August 19, 1998

BUYER'S OFFER. The undersigned (the "Buyer") offers and agrees to purchase the property located in the Township of Alpine, Kent County, Michigan, commonly known as 4631 Alpine NW (the "Land"), together with all buildings, fixtures and improvements situated on the Land (The "Improvements")- Permanent Parcel Number 41-09-26-427-032

PURCHASE PRICE. The purchase price for the Premises is One Hundred Fifty Eight Thousand dollars ($158,000).

TERMS OF PAYMENT. The Buyer shall pay the full purchase price to the Seller upon execution and delivery of a warranty deed and performance by Seller of the other closing obligations specified below.

SURVEY. A new, showing all easements of record, re-certified ALTA existing survey shall be obtained by the Buyer.

PEST INSPECTION. Waived

TAXES AND ASSESSMENTS. All real property taxes and assessments on the Premises which are due and payable, or a lien or both, on or before the date of closing shall be paid by Seller at or prior to closing, without proration.

TITLE INSURANCE. At Seller's expense, Seller shall provide purchaser with a standard owner's policy of title insurance without exceptions, in the amount of the purchase price, effective as of the date of closing. A commitment to issue such policy insuring marketable title vested in Buyer, including a tax status report, shall be made available for Buyer's inspection within five (5) days of Buyer's acceptance of this offer or Seller's acceptance of Buyer's Counteroffer.

CONVEYANCE. Upon performance by Buyer of the closing obligations below, Seller shall convey the Premises to Buyer by warranty deed, land contract or assignment, as required above, subject to easement and building and use restrictions of record and subject to zoning ordinances. Exceptions:

WARRANTIES OF SELLER. Except as otherwise provided or acknowledged in this Agreement, Seller represents and warrants to, and agrees with Buyer as follows:
    a. Seller's Interest in the Premises shall be transferred to Buyer on the closing date, free from liens, encumbrances and claims of others.

WARRANTIES OF BUYER. Except as otherwise provided or acknowledged in this Agreement, Buyer represents and warrants to Seller as follows:

    a. Buyer acknowledges that Buyer is aware that inspection services of building components and systems are commercially available at a reasonable fee, and that Buyer and/or inspectors hired by Buyer may or have inspected the Premises as fully as they desire. Buyer is fully familiar with the physical condition of the Premises, and agrees to accept the Premises "as is" and "with all faults" in their condition as of the date of this Agreement, subject to reasonable use, wear and tear between the date of this Agreement and the date of closing.

DAMAGE TO PREMISES. If between the date of this Agreement and the closing date, all or any part of the Premises is damaged by fire or natural elements or other causes beyond Seller's control which can not be repaired prior to the closing date, or any part of the premises is taken pursuant to any power of eminent domain. Seller shall immediately notify Buyer of such occurrence and either Seller or Buyer may terminate this Agreement by written notice to the other within fifteen (15) days after the date of the damage or taking. If neither elects to terminate this Agreement, there shall be no reduction of the purchase price and at closing Seller shall assign to Buyer whatever rights Seller may have with respect to any insurance proceeds or eminent domain award,

CLOSING. The closing shall be held not later than 30 days after the Buyer has satisfied itself that the property can be reasonably utilized for Buyers intended purpose, but not later than 120 days after the date of this agreement.

Should Buyer determine that the property cannot be reasonably utilized for Buyers intended purpose (including but not limited to use, zoning, and site plan approvals). Buyer will notify the Seller and this agreement shall become void, and all earnest deposits shall be returned to the Buyer.

POSSESSION. Seller shall tender to Buyer possession of the Premises not later than 15 days after the date of closing.

SELLER'S CLOSING OBLIGATIONS. At the closing, Seller shall deliver %he following to Buyer:
    a. The warranty deed, land contract, or assignment of land contract required by this Agreement.
    b.  A bill of sale for any Personal Property (attached as Exhibit "D").
    c. Any other documents required by this Agreement to be delivered by Seller.

BUYER'S CLOSING OBLIGATIONS. At closing, Buyer shall deliver to Seller the following:
    a.  The cash portion of the purchase price specified above.
    b.  Any other documents required by this Agreement to be delivered by Buyer.

NOTICES. A notice required or permitted by this Agreement shall be sufficient if in writing and either delivered personally or by regular mail addressed to the parties at their addresses specified in the proximity of their signatures below, and any notices given by mail shall be deemed to have been given as of the day following the date of posting.

ADDITIONAL ACTS. Buyer and Seller agree to execute and deliver such additional documents and to perform such additional acts as may become necessary to effectuate the transfers contemplated by this Agreement.

ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the sale of the Premises. All contemporaneous or prior negotiations have been merged into this Agreement. This Agreement may be modified or amended only by written instrument signed by the parties to this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

EARNEST MONEY. Buyer gives Visser Development 2 days to obtain the written acceptance of this offer and agrees that this offer, when accepted by Seller, will constitute a binding agreement between Buyer and Seller. Upon acceptance, Buyer will deposit $5,000 with Colburn Hundley Realtors as earnest monies to secure this agreement.

DISCLOSURE OF PRICE AND TERMS. The purchase price and the terms of this sale may not be disclosed without consent of both parties.

AGENCY AND BROKERAGE FEE. The Seller acknowledges and agrees that Colburn Hundley, Inc. and Visser Development, Inc. and its Broker/Agents are acting as Buyers Agents in this matter and not as agent of the Seller, and further agree than that Colburn Hundley, Inc. and Visser Development, Inc. will be paid a commission based on the cooperative listing agreement between the Seller and the Listing Broker, or if none exists, then that Colburn Hundley, Inc. and Visser Development, Inc. shall be paid at closing a commission equal to 10% of the final purchase price.



        Witness:     [SIG]                       /s/ DENNIS VAN DAM
                ----------------------          ---------------------------
                                                                      Buyer

        Phone No. 363-3825                         FOR BUYER TO BE NAMED
                 ---------------------          ---------------------------
                                                                      Buyer


        BUYER(S) SOCIAL SECURITY NUMBER OR FEDERAL IDENTIFICATION
        NUMBER:
               --------------------------------------------

SELLER'S ACCEPTANCE

           Date: August 19, 1998, 4:00 PM

The above offer is hereby accepted with a sales price of $158,000 and with $5,000 earnest money to be held by seller's realtor.


        Witness:     [SIG]                        /s/ MICHAEL WILLIAMS
                ----------------------          ---------------------------
                                                                     Seller

        Phone No. (616) 345-0388                  /s/ LYNN WILLIAMS
                 ---------------------          ---------------------------
                                                                     Seller


        SELLER'S SOCIAL SECURITY NUMBER OR FEDERAL IDENTIFICATION
        NUMBER:
               --------------------------------------------

        BUYERS RECEIPT OF ACCEPTANCE Grand Rapids, Michigan

        Date: 9/2, 1998, 10:15 AM

Buyer acknowledges receipt of seller's acceptance of Buyer's offer. If the acceptance was subject to changes from Buyer's offer, the Buyer agrees to accept those changes, all other terms and conditions remaining unchanged.


        Witness:     [SIG]                        /s/ MICHAEL PRICE
                ----------------------          ---------------------------
                                                                      Buyer

                                                President
                                                ---------------------------
                                                Mercantile Bank       Buyer

 SELLER'S RECEIPT OF ACCEPTANCE Grand Rapids, Michigan

          Date:                       , 19  ,         AM/PM
               -----------------------    --  ------


Seller acknowledges receipt of a copy of the Buyer's acceptance of the counter-offer (if Seller made a counter-offer).

        Witness:
                ----------------------          ---------------------------
                                                                     Seller